Sept. 9, 2021 Historical non-gaap financial Coherent corp. metrics and other financial details of combination Exhibit 99.1

Coherent, Inc. Acquisition On July 1, 2022 (the "Closing Date"), II-VI Incorporated (now named Coherent Corp.) (the “Company”) completed its previously announced acquisition of Coherent, Inc. (“Coherent”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of March 25, 2021, by and among the Company, Watson Merger Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”) and Coherent, on the Closing Date, Merger Sub merged with and into Coherent (the “merger”), and Coherent continued as the surviving corporation in the merger and a wholly owned subsidiary of the Company. Coherent's results of operations and financial position will be included in the consolidated results of the Company from and after the Closing Date. Supplemental Financial Data The Company's management is furnishing investors with the additional information set forth herein. The schedules included in this Exhibit 99.1 are to recalculate certain non-GAAP measures of the Company’s historical financial performance on a combined company basis for each of the quarters in the Company’s fiscal years ended June 30, 2021 and 2022. The schedules have been prepared by combing the historical Coherent financial information with the historical Company financial information and making certain reclassification adjustments as discussed in the notes to the schedules. The content of the schedules is as follows: • Appendix A shows the historical revenues, costs, net earnings, EBITDA, Adjusted EBITDA, and free cash flow on a total combined-company basis, including combined company non-GAAP adjustments; • Appendix B shows the historical adjusted gross profit, adjusted research and development, adjusted SG&A, adjusted operating income, and adjusted net earnings less dividends, on a total combined-company basis, including combined company non-GAAP adjustments. • Appendix C shows (i) forward looking estimates of projected financial metrics for the fiscal year ending June 30, 2023, and (ii) purchase accounting adjustments that will be recorded during the fiscal year ending June 30, 2023.  The estimates are preliminary and may change materially. • Appendix D shows the historical inventories and capital expenditures on a total combined company basis.

The unaudited adjusted combined financial information is presented for illustrative purposes only and does not reflect the financial results of the combined companies had the companies actually been combined at the beginning of the Company’s fiscal year 2021 and is not necessarily indicative of the future results of operations of the Company. The unaudited adjusted combined financial information does not consider the impact of possible business model changes nor any potential impacts of current market conditions on revenue, expense efficiencies and other factors. In addition, the unaudited adjusted combined financial information does not reflect the impact of any purchase accounting or financing-related adjustments that would arise from the merger as those impacts would be eliminated in the preparation of certain key adjusted combined metrics. The unaudited adjusted combined financial information is not pro forma information prepared in accordance with Article 11 of SEC regulation S-X, and the preparation of information in accordance with Article 11 would result in a significantly different presentation. Such pro forma information was provided in the Company’s Current Report on Form 8-K/A filed with Securities and Exchange Commission on August 4, 2022. Although this Exhibit 99.1 contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company believes that it provides information that may be useful in understanding its historical results of operations, including a reasonable basis for comparison with its results for post-acquisition periods. The Company’s management uses these non-GAAP measures in part to assess the Company’s performance. Therefore, management believes these non-GAAP measures to be relevant and useful information for investors. These non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP. In addition, the Company’s non-GAAP measures may be calculated differently from similarly titled non-GAAP measures of other companies.

Forward-Looking Statements This Exhibit 99.1 contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvi) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Coherent Corp. non-gaap combined Key financials (unaudited) - Appendix A

Coherent corp. non-gaap combined key financials (Unaudited) Adjusted Combined Gross Profit AND Operating Income – Appendix B

Coherent Corp. non-gaap combined Key financials (unaudited) Adjusted Combined Operating Income, and Net Earnings – Appendix B

Notes to Coherent Corp. non-gaap combined Key financials (unaudited) (1) In II-VI’s historical statement of earnings for the fiscal year ended June 30, 2021 and the first quarter for the fiscal year ended June 30, 2022, intangible asset amortization expense was classified within selling, general and administrative (“SG&A”). II-VI now classifies amortization expense on the developed technology intangible assets within cost of goods sold, with amortization expense on customer lists and trade names remaining within SG&A expenses. A reclassification was made to conform to current presentation. (2) Amounts include the reclassification of Coherent’s “Amortization of intangible assets” line item to SG&A to align with II-VI’s presentation. (3) Amounts include the reclassification of Coherent’s “Interest income” line item to other expense (income), net to align with II-VI’s presentation. (4) Amounts include the reclassification of Coherent’s “Merger and acquisition costs” line item to SG&A to align with II-VI’s presentation. (5) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. (6) Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, start-up costs, transaction expense, the impact of restructuring and related items, and the impact of foreign currency exchange gains and losses. In order to align Coherent’s presentation of adjusted EBITDA to II-VI’s, an adjustment has been included to add-back the impact of Coherent’s foreign currency exchange (gains) losses. (7) Free cash flow is defined as cash provided (used in) operating activities less capital expenditures. (8) Start-up costs in operating expenses were related to the start-up of new devices for new customer applications. (9) During fiscal year 2022, restructuring, transaction expenses and other, primarily represent expenses incurred in relation to the Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition, and various adjustments. Incremental interest expense related to the financing for the Coherent transaction will be included as an adjustment in arriving at non-GAAP earnings for periods prior to transaction close, as the associated funding was contingent on transaction close. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, customer settlements from acquired liabilities of previous acquisitions, and a $217.6 million termination fee paid by Coherent to Lumentum. (10) In order to align Coherent’s presentation of adjusted net earnings pre dividends to II-VI’s, an adjustment has been included to add-back the impact of Coherent’s foreign currency exchange (gains) losses. Additionally, Coherent’s non-GAAP adjustments, excluding the adjustment for the $217.6 million termination fee paid by Coherent to Lumentum, have been presented pre-tax and tax effected at an estimated rate of 20% in the “tax impact” line.

Combined Company Information – Appendix C subject to change materially

Coherent Corp. non-gaap combined Key financials (unaudited) Historical Combined Inventory and Capital Equipment – Appendix D

Hypothetical Illustration of EPS Calculation

Market Growth Rates and TAMS